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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of IndyMac Bancorp, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael W. Perry, Chairman of the Board of Directors and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Sections 1350, as adopted pursuant to Sections 906 of the Sarbanes-Oxley Act of 2002, that:

         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2003

                                                      /s/MICHAEL W. PERRY
                                              ----------------------------------
                                                        Michael W. Perry
                                              Chairman of the Board of Directors
                                                  and Chief Executive Officer